OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Supplement dated March 18, 2015 to the

Prospectus and Statement of Additional Information dated January 28, 2015

This supplement amends the Prospectus and Statement of Additional Information of Oppenheimer Global Strategic Income Fund (the “Fund”), each dated January 28, 2015 and is in addition to any other supplement.

Effective March 31, 2015,

1.	The section titled “Portfolio Managers” on page 7 of the Prospectus, is deleted in its entirety and is replaced with the following:

Portfolio Managers. Michael Mata, the lead portfolio manager, has been a Vice President and portfolio manager of the Fund since July 2014. Krishna Memani has been a Vice President and portfolio manager of the Fund since April 2009. Hemant Baijal has been a portfolio manager of the Fund since March 2015.

2.	The section titled “Portfolio Managers” on page 21 of the Prospectus, is deleted in its entirety and is replaced with the following:

Portfolio Manager.  The Fund’s portfolio is managed by Michael Mata, the lead portfolio manager, Krishna Memani, and Hemant Baijal, who are primarily responsible for the day-to-day management of the Fund’s investments. Mr. Mata has been a portfolio manager and Vice President of the Fund since July 2014. Mr. Memani has been a portfolio manager and Vice President of the Fund since April 2009. Mr. Baijal has been a portfolio manager of the Fund since March 2015.

Mr. Mata has been a Senior Vice President of the Sub-Adviser and the Head of Multi-Sector Fixed Income since July 2014. Mr. Mata was a portfolio manager with ING Investment Management and Head of Multi-Sector Fixed-Income from August 2004 to December 2013, managing the Global Bond and Core Plus strategies and the macro and quantitative research teams, along with the emerging markets sovereign team. Mr. Mata was a Senior Vice President and Senior Risk Manager at Putnam Investments from March 2000 to August 2004, and a Vice President and Risk Manager for Fixed Income Trading at Lehman Brothers from September 1994 to March 2000.

Mr. Memani has been President of the Sub-Adviser since January 2013, Executive Vice President of the Manager since January 2014 and Chief Investment Officer of the OppenheimerFunds advisory entities since January 2014. He was Chief Investment Officer, Fixed Income of the Sub-Adviser from January 2013 to December 2013; Head of the Investment Grade Fixed Income Team of the Sub-Adviser from March 2009 to January 2014; Director of Fixed Income of the Sub-Adviser from October 2010 through December 2012 and Senior Vice President of the Sub-Adviser from March 2009 through December 2012. He was also Senior Vice President of OFI Global Institutional, Inc. from April 2009 through December 2012. Mr. Memani was a Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities from June 2006 through January 2009. He was Chief Credit Strategist at Credit Suisse Securities from August 2002 through March 2006 and Managing Director and Senior Portfolio Manager at Putnam Investments from September 1998 through June 2002. Mr. Memani is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Mr. Baijal has been a Vice President and Senior Portfolio Manager of the Sub-Adviser since July 2011 and Co-Head of the Global Debt Team since January 2015. Prior to joining the Sub-Adviser, Mr. Baijal co-founded Six Seasons Global Asset Management, where he served as Partner and Portfolio Manager from January 2009 to December 2010. Mr. Baijal was also a Partner and Portfolio Manager at Aravali Partners, LLC from September 2006 to December 2008, and a Partner and Portfolio Manager at Havell Capital Management, LLC from November 1996 to August 2006.

The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed and ownership of Fund shares.

3.	The SAI is amended to reflect that Sara Zervos and Jack Brown will no longer serve as Vice Presidents and portfolio managers of the Fund. All references to Sara Zervos and Jack Brown contained within the SAI are hereby removed.

4.	The sections titled “Portfolio Managers” and “Other Accounts Managed” on page 47 of the SAI are revised to reflect the addition of Hemant Baijal as a Portfolio Manager.

5.	Other Accounts Managed. The following table provides information regarding the other portfolios and accounts managed by Mr. Baijal as of March 11, 2015.

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[2]	Other Accounts Managed	Total Assets in Other Accounts Managed[2,3]
Hemant Baijal	1	$7.8	0	0	0	0
1.	In billions
2.	In millions
3.	Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

6.	Ownership of Fund Shares. The following information, as of March 11, 2015, is added to the “Ownership of Fund Shares” table on page 48 of the SAI:

Portfolio Manager	Range of Shares Beneficially Owned in the Fund
Hemant Baijal	Over $100,000

March 18, 2015	PS0230.048